Consent of Independent Accountants
                          -----------------------------------

          We hereby consent to the incorporation by reference in the

          Prospectus constituting part of this Registration Statement on

          Form S-3 of our report dated February 20, 1998 appearing on page

          33 of Northwest Natural Gas Company's Annual Report on Form 10-K

          for the year ended December 31, 1997.  We also consent to the reference to us under the heading "Experts" in such Prospectus.



          PricewaterhouseCoopers LLP




          Portland, Oregon
          September 29, 1998